UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  March 25, 2005
(Date of earliest event reported)



                    Banc of America Mortgage Securities, Inc.
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             (Exact name of registrant as specified in its charter)

      Delaware                        333-118843             36-4514369
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(State or other jurisdiction     (Commission File No.)     (IRS Employer
of incorporation)                                        Identification No.)

   201 North Tryon Street, Charlotte, North Carolina                 28255
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Address of principal executive offices                            (Zip Code)

Registrant's telephone number, including area code           (704) 387-8239
                                                    ----------------------------

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.    Other Events
              ------------

            On March 25, 2005, Banc of America Mortgage Securities, Inc. (the "Registrant") amended the Pooling and Servicing Agreement, dated May 27, 2004, among the Registrant, as depositor, Bank of America, N.A., as servicer, and Wells Fargo Bank, N.A., as trustee, relating to the Registrant's Banc of America Alternative Loan Trust Mortgage Pass-Through Certificates, Series 2004-5. A copy of the amendment is filed as an exhibit hereto.

ITEM 9.01     Financial Statements and Exhibits
              ---------------------------------

              (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------
   Ex. 4                                        Amendment No. 1, dated as of
                                                March 25, 2005, to Pooling
                                                and Servicing Agreement,
                                                dated May 27, 2004, among
                                                Banc of America Mortgage
                                                Securities, Inc., Bank of
                                                America, N.A. and Wells Fargo
                                                Bank, N.A., as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BANC OF AMERICA MORTGAGE
                                   SECURITIES, INC.


March 25, 2005

                                   By:    /s/ Judy Lowman
                                          --------------------------------------
                                          Judy Lowman
                                          Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                            Paper (P) or
Exhibit No.             Description                         Electronic (E)
-----------             -----------                         --------------

   (EX-4)         Amendment No. 1, dated as of March                 E
                  25, 2005, to Pooling and Servicing
                  Agreement, dated May 27, 2004,
                  among Banc of America Mortgage
                  Securities, Inc., Bank of America, N.A.
                  and Wells Fargo Bank, N.A., as trustee.